                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                         ----------------------------


                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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  Date of Report (Date of earliest event reported):      October 25, 1996
                                                      --------------------------
                                                        (October 24, 1996)


                        JEFFERSON SAVINGS BANCORP, INC.
      ------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)


               0-21466                              43-1625841
      ------------------------           --------------------------------
      (Commission File Number)           (IRS Employer Identification No.)



                14915 MANCHESTER ROAD, BALLWIN, MISSOURI 63011
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            (Address of Principal Executive Offices)   (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (314) 227-3000
                                                           --------------


                               Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


        This Report Contains 8 Pages and the Exhibit Index is on Page 3
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ITEM 7.  Financial Statements and Exhibits.


(a)  Financial Statements of Businesses Acquired - Not applicable.

(b)  Unaudited Pro Forma Financial Information - Not applicable.

(c)  Exhibits    The following exhibit is included with this Report:

    Exhibit No.   Exhibit
    ----------    -------

    99            Earnings Press Release, dated October 24, 1996.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: October 24, 1995.

                            JEFFERSON SAVINGS BANCORP, INC.


                            By: /s/ Paul J. Milano
                                ---------------------------------------
                                Paul J. Milano
                                Senior Vice President, Treasurer, Chief
                                Financial Officer and Senior Accounting
                                Officer


                                       2
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                                 EXHIBIT INDEX
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Exhibit No.                  Description                                    Page
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
    99        Earnings Press Release, dated October 24, 1996.........          4
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